Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE INSTITUTIONAL MONEY MARKET
FUND – PRIME PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectuses and Statement of Additional Information.

On December 15, 2008, the Board of Directors of Credit Suisse Institutional Money Market Fund (the "Fund") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") for Credit Suisse Institutional Money Market Fund – Prime Portfolio (the "Portfolio"), a portfolio of the Fund, whereby all of the Portfolio's assets will be liquidated and the Portfolio will subsequently be dissolved. As previously announced, the Portfolio was closed to new investors effective December 22, 2008.

The date for the final liquidation of the Portfolio has been set at September 22, 2009. Each shareholder of the Portfolio as of September 21, 2009 will receive a distribution in an amount equal to the Portfolio's net asset value per share on or about September 22, 2009. Each shareholder will also receive previously declared and unpaid dividends and distributions, if any. Shareholders should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem Portfolio shares prior to September 21, 2009. A notice describing the Plan and the liquidation and dissolution of the Portfolio will be mailed to shareholders of the Portfolio.

Effective July 17, 2009, the Portfolio stopped charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: July 14, 2009	16-0709 for MMPP-PRO-A MMPP-PRO-B MMPP-PRO-C 2009-021